SMITH BARNEY S&P 500 INDEX FUND
(the Fund)

Supplement Dated July 14, 1998
To Prospectus Dated December 30, 1997


	The following information supplements, the information set forth in the Prospectus under Investment Objective and Management Policies.

	Year 2000. The investment management services provided to the Fund by the Adviser, Administrator and the services provided to shareholders by Smith Barney, the Funds Distributor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Funds operations, including the handling of securities trades, pricing and account services. The Adviser, Administrator and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Adviser and Administrator have been advised by the Funds custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Adviser, Administrator, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

Additionally, the following information supplements the information set forth in the Prospectus under Management of the Fund.

	On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also subject to approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp.
Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the BHCA), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of BHCA and the Glass-Steagall Act are still under review, the Adviser and the Administrator do not believe that its compliance with applicable laws following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.


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